UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020
Richmond Mutual Bancorporation, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 962-2581

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Items to be Included in this Report

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted under Item 5.07 of this Current Report on Form 8-K, at the Special Meeting of Shareholders (the “Special Meeting”) of Richmond Mutual Bancorporation, Inc. (the “Company”) held on September 15, 2020, the Company’s shareholders approved the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan (the “Plan”).  A description of the Plan is contained in the Company’s definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on July 28, 2020 under the heading “Proposal I -  Approval of the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan” and is incorporated herein by reference, and a copy of the Plan is attached to that proxy statement as Appendix A and also is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 15, 2020, the Company held a Special Meeting.  Holders of record of the Company’s common stock at the close of business on July 21, 2020, were entitled to vote on the proposal presented at the Special Meeting.  A quorum was present at the Special Meeting and the voting results on the proposal are set forth below.

Proposal 1 - Approval of the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan

The Company’s shareholders approved the Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan.

Number of Votes
For	7,788,102
Against	815,577
Abstain	54,440

Item 9.01              Financial Statements and Exhibits.

(d)              Exhibits:  The following exhibits are filed herewith:

Exhibit	Description

10.1	Richmond Mutual Bancorporation, Inc. 2020 Equity Incentive Plan (attached as Appendix A to the Company's definitive proxy statement filed on July 28, 2020 (File No. 001-38956) and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION, INC.

Date: September 15, 2020	By:	/s/Donald A. Benziger
Donald A. Benziger
Executive Vice President and CFO